UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       April 17, 2013
                                                --------------------------------

                             PASSUR AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

             0-7642                                     11-2208938
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   (Commission File Number)                    (IRS Employer Identification No.)

   One Landmark Square, Suite 1900
             Stamford, CT                                     06901
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(Address of Principal Executive Offices)                   (Zip Code)

                                  203-622-4086
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     At the 2013 Annual Meeting of Shareholders of PASSUR Aerospace, Inc. (the "Company") held on April 17, 2013, the shareholders elected each of the Company's nominees for director to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. As previously disclosed, Mr. Richard Schilling, a director nominee, passed away on April 7, 2013, and any shares voted with respect to him are not reflected in the below voting results. Shareholders approved a nonbinding advisory vote to approve executive compensation of the Company's named executive officers and every three years of the frequency for which the Company is to hold future shareholder advisory votes on the executive compensation of the Company's named executive officers. Shareholders also ratified the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the Company's 2013 fiscal year. The voting results are listed below:

     1) To elect the following individuals to serve as directors to hold office until the 2014 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

--------------------------------- -------------- -------------- ----------------

     Name                              For         Withheld     Broker Non-Vote
--------------------------------- -------------- -------------- ----------------

     G.S. Beckwith Gilbert           5,420,883     33,616            719,428
--------------------------------- -------------- -------------- ----------------

     James T. Barry                  5,420,883     33,616            719,428
--------------------------------- -------------- -------------- ----------------

     John R. Keller                  5,420,883     33,616            719,428
--------------------------------- -------------- -------------- ----------------

     Paul L. Graziani                5,452,148       2,351           719,428
--------------------------------- -------------- -------------- ----------------

     Bruce N. Whitman                5,454,348         151           719,428
--------------------------------- -------------- -------------- ----------------

     James J. Morgan                 5,454,348         151           719,428
--------------------------------- -------------- -------------- ----------------

     Kurt J. Ekert                   5,453,348      1,151            719,428
--------------------------------- -------------- -------------- ----------------

     Peter L. Bloom                  5,454,348         151           719,428
--------------------------------- -------------- -------------- ----------------

     Richard L. Haver                5,453,348      1,151            719,428
--------------------------------- -------------- -------------- ----------------

     2) To recommend in a non-binding vote, to approve the compensation of the company's named executive officers.

                For           Against       Abstain      Broker Non-Vote
                ---           -------       -------      ---------------
              5,445,448        4,200         4,851           719,428


     3) To recommend in a non-binding vote, the frequency of an advisory vote to approve the compensation of the company's named executive officers.

        Every 3 years   Every 2 years   Every 1 year   Abstain   Broker Non-Vote
        -------------   -------------   ------------   --------  ---------------
          5,166,180        84,700         172,919       30,700       719,428


     4) To ratify the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the 2013 fiscal year.

                For           Against       Abstain      Broker Non-Vote
                ---           -------       -------      ---------------
             6,164,579         2,300         7,048             0

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PASSUR AEROSPACE, INC.


                                      By:   /s/ Jeffrey P. Devaney
                                            ------------------------
                                      Name:  Jeffrey P. Devaney
                                      Title: Chief Financial Officer, Treasurer
                                             and Secretary


Date: April 19, 2013